Exhibit 99.1

Press Release

Source:	BNC Bancorp

Contact:	Richard D. Callicutt II
President and CEO
336-869-9200

BNC Bancorp Announces Earnings for Second Quarter 2015

HIGH POINT, N.C., July 22, 2015 /PRNewswire/ -- BNC Bancorp (NASDAQ: BNCN) ("Company"), parent company for Bank of North Carolina (“Bank”), today reported financial results for the three and six months ended June 30, 2015.

Operating earnings for the quarter ended June 30, 2015 totaled $11.8 million, or $0.36 per diluted share, an increase of 12.2% compared to $10.5 million, or $0.32 per diluted share, for the quarter ended March 31, 2015, and an increase of 40.4% from operating earnings of $8.4 million, or $0.29 per diluted share, for the quarter ended June 30, 2014. Operating earnings exclude non-operating income and expenses, which primarily consists of transaction-related expenses and gain (loss) on sale of investment securities, net of income taxes.

Operating earnings for the six months ended June 30, 2015 totaled $22.3 million, or $0.68 per diluted share, an increase of 46.2% compared to operating earnings of $15.3 million, or $0.54 per diluted share, for the comparable period of 2014.

Net income for the quarter ended June 30, 2015 was $11.0 million, or $0.34 per diluted share, an increase of 25.8% from net income of $8.8 million, or $0.27 per diluted share, for the quarter ended March 31, 2015, and an increase of 80.0% from net income of $6.1 million, or $0.21 per diluted share, for the quarter ended June 30, 2014.

Net income for the six months ended June 30, 2015 was $19.8 million, or $0.60 per diluted share, an increase of 56.7% from net income of $12.6 million, or $0.45 per diluted share, for the six months ended June 30, 2014.

Total assets at June 30, 2015 were $4.28 billion, an increase of 5.0% as compared to total assets of $4.07 billion at December 31, 2014.

On July 1, 2015, the Company completed the previously announced merger with Valley Financial Corporation (“Valley”). None of the assets acquired, liabilities assumed or results of operations for Valley are included in the financial information as of and for the three and six months ended June 30, 2015.

Highlights for Second Quarter 2015:

•
Entered into definitive agreement to purchase loans, deposits and seven branch locations in South Carolina from CertusBank, N.A. (“Certus”), which is expected to close in the fourth quarter of 2015, subject to customary closing conditions, including regulatory approval;

•	Operating earnings per diluted share of $0.36, compared to $0.32 for the first quarter of 2015;

•	Originated loans increased $131.9 million during the current quarter;

•	Annualized operating return on average assets of 1.13%, compared to 1.04% for the first quarter of 2015;

•	Annualized operating return on tangible common equity ratio of 15.58%, compared to 14.41% for the first quarter of 2015; and

•	Tangible common book value of $9.87 per share, compared to $9.67 at March 31, 2015.

Richard D. Callicutt II, President and CEO, stated, "We are pleased to report another quarter of strong financial results, with core operating earnings per share increasing to $0.36 compared to $0.32 in the previous quarter.  Our strategy over the past five years to expand our franchise into the high growth markets throughout the Carolinas and Virginia is continuing to pay significant dividends for our shareholders, as evidenced by $132 million in organic loan growth and $77 million of growth in non-interest bearing checking accounts during the quarter.

Another key driver of core earnings power has been a disciplined acquisition strategy, and the second quarter saw several key highlights in this area.  We closed our acquisition of Valley on July 1, and announced an agreement to acquire seven branches from Certus, which, when closed, will provide approximately $200 million of loans and deposits in the highly attractive Upstate area of South Carolina.

While competition continues to intensify for both organic and acquisition growth opportunities, we have positioned our Company to remain highly successful.  We have built a Company with a strong and rich culture, our talent base is deep and highly motivated, and continuing to enhance the customer experience is a daily priority for me personally.”

Operating Results

Operating results for the three and six months ended June 30, 2015 include the full impact of the three acquisitions the Company completed during 2014.

Fully-taxable equivalent (“FTE”) net interest income for the quarter ended June 30, 2015 was $40.6 million, a slight increase from $39.9 million for the first quarter of 2015, and an increase of 13.3% from $35.8 million for the second quarter of 2014.

FTE net interest income was $80.5 million for the six months ended June 30, 2015, an increase of 17.5% from $68.5 million for the six months ended June 30, 2014.

FTE net interest margin was 4.28% for the second quarter of 2015, a decrease from 4.37% for the first quarter of 2015 and 4.54% for the second quarter of 2014. The decrease is primarily due to a decrease in the yield earned on the Company’s portfolio loans, which was 5.03% for the second quarter of 2015, as compared to 5.08% and 5.32% for the first quarter of 2015 and second quarter of 2014, respectively. The decrease in yield on the portfolio loans was partially offset by increased loan accretion from the acquired loan portfolio. Average interest-earnings assets for the second quarter of 2015 were $3.80 billion, an increase from $3.71 billion for the first quarter of 2015 and $3.17 billion for the second quarter of 2014. The Company continues to experience high levels of organic loan growth, particularly in metropolitan markets.

FTE net interest margin was 4.32% for the six months ended June 30, 2015, a decrease of 25 basis points from 4.57% for the six months ended June 30, 2014. Average interest-earning assets were $3.76 billion for the six months ended June 30, 2015, an increase of 24.2% from $3.02 billion for the six months ended June 30, 2014.

The following table is a summary of average yields and costs:

Average Yields / Costs (FTE)
(unaudited)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2015	2015	2014	2015	2014
Yield on interest-earning assets	4.95%	5.00%	5.14%	4.98%	5.22%
Cost of interest-bearing liabilities	0.80%	0.75%	0.68%	0.77%	0.74%
Cost of funds	0.67%	0.64%	0.60%	0.66%	0.65%
Net interest spread	4.15%	4.25%	4.46%	4.21%	4.48%
Net interest margin	4.28%	4.37%	4.54%	4.32%	4.57%

Non-interest income was $8.7 million for the quarter ended June 30, 2015, an increase of 38.0% from $6.3 million for the first quarter of 2015, and an increase of 50.0% from $5.8 million for the second quarter of 2014. Mortgage fees have increased by 11.1% and 42.1%, when compared to the first quarter of 2015 and the second quarter of 2014, respectively. These increases are due to the Company’s continued investment in lenders and resources for the mortgage origination business unit, which has been accomplished through organic growth and acquisitions.

Non-interest income was $15.0 million for the six months ended June 30, 2015, an increase of 37.2% from $10.9 million for the six months ended June 30, 2014. Excluding the proceeds from an insurance settlement received during the first six months of 2014, non-interest income for the six months ended June 30, 2015 increased by 47.5%. Many of the non-interest income sources, such as income from recoveries on acquired loans, income derived from the sale of loans partially guaranteed by the SBA and income derived from our investment brokerage services, are volatile and can vary significantly from period to period.

Non-interest expense was $31.4 million for the quarter ended June 30, 2015, a slight decrease as compared to non-interest expense of $32.0 million for the first quarter of 2015, and an increase from $29.5 million for the second quarter of 2014. Excluding non-operating expenses, adjusted non-interest expense for the quarter ended June 30, 2015 was $30.2 million, as compared to $29.2 million for the first quarter of 2015 and $25.9 million for the second quarter of 2014. During the second quarter of 2015, the Company initiated an aggressive disposition strategy by writing down targeted other real estate owned (“OREO”) in order to sell these properties.

Non-interest expense was $63.4 million for the six months ended June 30, 2015, an increase of 16.8% from $54.3 million for the six months ended June 30, 2014. Adjusted non-interest expense was $59.3 million for the six months ended June 30, 2015, an increase of 18.9% from $49.9 million for the six months ended June 30, 2014.

The following table details the components of non-interest income and non-interest expense:

Non-Interest Income / Non-Interest Expense
(dollars in thousands; unaudited)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
	2015	2015	2014	2015	2014
Non-interest income
Mortgage fees	$2,777	$2,499	$1,954	$5,276	$3,512
Service charges	1,810	1,644	1,478	3,454	2,826
Earnings on bank-owned life insurance	601	654	609	1,255	1,189
Gain (loss) on sale of investment securities	(4)	49	—	45	(565)
Gain on sale of SBA loans	588	364	419	952	872
Other	2,921	1,090	1,345	4,011	3,096
Total non-interest income	$8,693	$6,300	$5,805	$14,993	$10,930

Non-interest expense
Salaries and employee benefits	$15,749	$15,973	$14,020	$31,722	$27,513
Occupancy	2,618	2,581	2,062	5,199	4,133
Furniture and equipment	1,596	1,627	1,569	3,223	3,167
Data processing and supply	1,073	846	975	1,919	1,879
Advertising and business development	617	646	685	1,263	1,374
Insurance, professional and other services	1,079	1,388	1,105	2,467	2,049
FDIC insurance assessments	702	735	706	1,437	1,411
Loan, foreclosure and other real estate owned	3,536	2,325	2,359	5,861	3,721
Transaction-related expense	1,244	2,839	3,601	4,083	4,398
Other	3,185	3,031	2,430	6,216	4,638
Total non-interest expense	$31,399	$31,991	$29,512	$63,390	$54,283

The following is a summary of transaction-related expenses incurred by transaction:

Transaction-Related Expenses
(dollars in thousands; unaudited)

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
Transaction	2015	2015	2014	2015	2014
Harbor	$244	$2,367	$57	$2,611	$57
Community First	10	47	742	57	920
South Street	21	7	2,687	28	3,040
Randolph	—	—	115	—	381
Valley	829	418	—	1,247	—
Certus	140	—	—	140	—
Total	$1,244	$2,839	$3,601	$4,083	$4,398

Additional Operating Highlights

Total portfolio loans were $3.25 billion at June 30, 2015, an increase of 5.8% from $3.08 billion at December 31, 2014. Originated loans increased by $278.0 million, or 13.1%, during the first six months of 2015. The Company has experienced organic loan growth across all loan types, with the majority of loan growth in commercial construction and commercial real estate loans, which have increased by $68.5 million and $29.4 million, respectively.

The table below outlines the Company's loan portfolio mix between originated and acquired loans for the past five quarters:

Gross Loan Growth
(dollars in thousands; unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2015	2015	2014	2014	2014
Originated loans	$2,394,470	$2,262,601	$2,116,441	$2,021,792	$1,865,024
Acquired loans	858,537	913,236	958,657	741,877	805,275
Total portfolio loans	$3,253,007	$3,175,837	$3,075,098	$2,763,669	$2,670,299

Change in balance (quarter/quarter):
Total portfolio loans	2.4%	3.3%	11.3%	3.5%	15.9%
Originated loans	5.8%	6.9%	4.7%	8.4%	5.7%
Acquired loans	(6.0)%	(4.7)%	29.2%	(7.9)%	49.4%

Total deposits at June 30, 2015 were $3.51 billion, an increase of 3.3% from total deposits of $3.40 billion as of December 31, 2014. Wholesale deposits were 28.1% of total deposits at June 30, 2015, an increase compared to 25.7% as of December 31, 2014. Non-interest bearing demand deposits have increased by 14.2% and 33.7% as compared to last quarter and last year quarter, respectively.

The table below outlines the components of deposits for the past five quarters:

Total Deposit Growth
(dollars in thousands; unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2015	2015	2014	2014	2014
Non-interest bearing demand	$621,392	$544,189	$534,792	$482,859	$464,682
Interest-bearing demand	1,586,967	1,685,200	1,657,931	1,495,186	1,504,397
Time deposits	1,301,616	1,323,537	1,203,674	1,106,163	1,155,569
Total	$3,509,975	$3,552,926	$3,396,397	$3,084,208	$3,124,648

Change in balance (quarter/quarter)	(1.2)%	4.6%	10.1%	(1.3)%	13.4%

Annual deposit growth	12.3%

Asset Quality

The Company experienced $1.0 million in net recoveries of previously charged-off loans during the three months ended June 30, 2015, compared to net charge-offs of $0.6 million, or 0.08% of average loans during the first quarter of 2015, and net charge-offs of $2.0 million, or 0.32% of average loans, during the second quarter of 2014. Gross charge-offs were $0.8 million during the three months ended June 30, 2015, as compared to $2.0 million during the first quarter of 2015 and $4.0 million during the second quarter of 2014.

The Company has net recoveries of $0.5 million for the six months ended June 30, 2015, as compared to net charge-offs of $6.6 million, or 0.55% of average loans, for the six months ended June 30, 2014. Gross charge-offs were $2.7 million during the six months ended June 30, 2015, as compared to $9.6 million during the six months ended June 30, 2014.

During the quarter ended June 30, 2015, the Company recorded a provision for loan losses of $0.3 million, an increase from $0.1 million recorded in the first quarter of 2015, and a decrease of 85.9% from $2.1 million recorded in the second quarter of 2014. The Company recorded a provision for loan losses of $0.4 million for the six months ended June 30, 2015, a decrease of 91.3% from $4.7 million for the first six months of 2014.

The allowance for loan losses was $30.6 million at June 30, 2015, a slight decrease from $30.4 million at December 31, 2014. The components of the allowance for loan loss at June 30, 2015 were as follows:

Allowance for Loan Loss Summary
(dollars in thousands; unaudited)

		Allowance		Allowance
		for	Net	for Loan
	Loans	Loan Losses	Loans	Losses %
Originated loans	$2,394,470	$27,130	$2,367,340	1.13%
Acquired loans	858,537	3,505	855,032	0.41%
Total portfolio loans	$3,253,007	$30,635	$3,222,372	0.94%

Nonperforming assets, which consist of nonaccrual loans, loans 90 days or more past due and OREO, totaled $58.4 million, or 1.37% of total assets, at June 30, 2015, as compared to $67.3 million, or 1.65% of total assets, at December 31, 2014. Nonperforming assets that were not acquired by the Company totaled $33.8 million at June 30, 2015, an increase from $32.5 million at December 31, 2014.

The following table details our asset quality information for the past five fiscal quarters:

Asset Quality Information
(dollars in thousands; unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
	2015	2015	2014	2014	2014
Nonaccrual loans - Originated	$12,998	$14,776	$8,476	$9,857	$14,360
Nonaccrual loans - Acquired	12,391	13,191	16,248	18,135	20,406
OREO - Originated	20,767	21,869	23,989	23,754	23,714
OREO - Acquired	12,241	17,558	18,542	22,718	27,009
90 days past due - Originated	—	—	—	—	—
90 days past due - Acquired	14	—	—	5	738
Total nonperforming assets	$58,411	$67,394	$67,255	$74,469	$86,227
Total nonperforming assets - Originated	$33,765	$36,645	$32,465	$33,611	$38,074

Total assets	$4,275,355	$4,173,463	$4,072,508	$3,735,816	$3,683,230
Total portfolio loans	3,253,007	3,175,837	3,075,098	2,763,669	2,670,299
Total originated loans	2,394,470	2,262,601	2,116,441	2,021,792	1,865,024
Net charge-offs, QTD	(1,036)	584	940	325	2,026
Loans restructured/modified not included in above,
(not 90 days past due or on nonaccrual)	14,100	15,168	13,577	15,685	14,948

Ratio of nonperforming assets to total assets	1.37%	1.61%	1.65%	1.99%	2.34%
Originated nonperforming assets to total assets	0.79%	0.88%	0.80%	0.90%	1.03%

Ratio of nonperforming loans to total portfolio loans	0.78%	0.88%	0.80%	1.01%	1.33%
Originated nonperforming loans to total portfolio loans	0.40%	0.47%	0.28%	0.36%	0.54%

Ratio of allowance for loan losses to total portfolio loans	0.94%	0.92%	0.99%	1.11%	1.13%
Allowance for originated loans to total originated loans	1.13%	1.15%	1.25%	1.32%	1.37%

Annualized net charge-offs (recoveries) to average portfolio loans	(0.13)%	0.08%	0.13%	0.05%	0.32%

The following is a rollforward of OREO activity for the three and six months ended June 30, 2015:

Rollforward of OREO
(dollars in thousands; unaudited)

	Three Months Ended June 30, 2015			Six Months Ended June 30, 2015
	Originated	Acquired	Total	Originated	Acquired
Balance at beginning of period	$21,869	$17,558	$39,427	$23,989	$18,542
Foreclosures	2,743	114	2,857	4,534	1,851
Valuation adjustments	(705)	(316)	(1,021)	(1,308)	(1,183)
Sales	(3,140)	(5,115)	(8,255)	(6,448)	(6,969)
Balance at end of period	$20,767	$12,241	$33,008	$20,767	$12,241

Capital Position

At June 30, 2015, shareholders’ equity was $403.6 million, an increase from $390.4 million as of December 31, 2014.

All of the Bank’s and Company’s capital ratios exceed the minimum thresholds established for a well-capitalized bank by regulatory measures.

On July 21, 2015, the Board of Directors of BNC Bancorp declared a $0.05 per share quarterly cash dividend on its common stock, payable August 28, 2015 to shareholders of record on August 14, 2015.

About BNC Bancorp and Bank of North Carolina

Headquartered in High Point, NC, BNC Bancorp is the parent company of Bank of North Carolina, a commercial bank with total assets in excess of $5.0 billion subsequent to the acquisition of Valley. Bank of North Carolina provides a complete line of banking and financial services to individuals and businesses through its 57 current banking offices in Virginia, North and South Carolina. The Bank’s 12 locations in South Carolina operate as BNC Bank. The nine banking offices of Valley Bank will be operated as branches of BNC under the name of Valley Bank until system conversions are completed. Bank of North Carolina is insured by the FDIC and is an equal housing lender. BNC Bancorp’s stock is traded and quoted in the NASDAQ Capital Market under the symbol "BNCN." The Company’s website is www.bncbancorp.com.

Non-GAAP Financial Measures
This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States.  BNC Bancorp's management uses these "non-GAAP" measures in their analysis of the Company's performance.  Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant gains and charges in the current period. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. See the attached tabular disclosures for a reconciliation of these non-GAAP measures to the most directly comparable GAAP measure.

Forward Looking Statements

This press release contains forward-looking statements relating to the financial condition, results of operations and business of BNC Bancorp and the Bank. These forward-looking statements involve risks and uncertainties and are based on the beliefs and assumptions of the management of BNC Bancorp, and the information available to management at the time that this press release was prepared. Factors that could cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following: (i) the economic recovery may face challenges causing its momentum to falter or a further recession; (ii) expected cost savings and other benefits anticipated in connection with our acquisitions may not be fully realized or realized within the expected time frame; (iii) our ability to integrate acquisitions and retain existing customers and attract new ones; and (iv) adverse changes in credit quality trends. Additional factors affecting BNC Bancorp and the Bank are discussed in BNC Bancorp’s filings with the Securities and Exchange Commission (the “SEC”), Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. Please refer to the Securities and Exchange Commission’s website at www.sec.gov where you can review those documents. BNC Bancorp does not undertake a duty to update any forward-looking statements made in this press release.

PERFORMANCE SUMMARY
BNC BANCORP
(Dollars in thousands, except per share data, shares in thousands)
(Unaudited)

	For the Three Months Ended June 30,
SUMMARY INCOME STATEMENTS	2015	2014	% Change
Interest income	$45,047	$38,633	16.6%
Interest expense	6,314	4,732	33.4%
Net interest income	38,733	33,901	14.3%
Provision for loan losses	301	2,140	-85.9%
Net interest income after provision for loan losses	38,432	31,761	21.0%
Non-interest income	8,693	5,805	49.8%
Non-interest expense	31,399	29,512	6.4%
Income before income tax expense	15,726	8,054	95.3%
Income tax expense	4,712	1,921	145.3%
Net income	$11,014	$6,133	79.6%

PER SHARE DATA
Earnings per share, basic	$0.34	$0.21
Earnings per share, diluted	0.34	0.21
Operating earnings per share, diluted (1)	0.36	0.29
Tangible common book value per share (1)	9.87	8.90

Period-end common shares outstanding	32,589	29,721
Weighted average participating common shares:
Basic	32,585	28,877
Diluted	32,653	29,010

PERFORMANCE RATIOS
Return on average assets	1.06%	0.69%
Operating return on average assets (1)	1.13%	0.95%
Return on average common equity	11.05%	7.31%
Return on average tangible common equity (1)	14.59%	9.21%
Operating return on average tangible common equity (1)	15.58%	12.43%
Net interest margin (FTE)	4.28%	4.54%
Average equity to average assets	9.56%	9.50%
Allowance for loan losses as a % of portfolio loans	0.94%	1.13%
Allowance for originated loans as a % of originated portfolio loans	1.13%	1.37%
Nonperforming assets to total assets, end of period	1.37%	2.34%
Originated nonperforming assets to total assets, end of period	0.79%	1.03%
Annualized net charge-offs (recoveries) to total average portfolio loans	(0.13)%	0.32%

SELECTED FINANCIAL DATA
Gain (loss) on sale of investment securities, net	$(4)	$—
Fair value accretion	5,273	2,981
OREO valuation adjustments, net of FDIC reimbursement	820	1,313
Transaction-related expenses	1,244	3,601
Goodwill and other intangible assets, net	82,022	62,406

(1) See Reconciliation of Non-GAAP Financial Measures table for additional details.

PERFORMANCE SUMMARY
BNC BANCORP
(Dollars in thousands, except per share data, shares in thousands)
(Unaudited)

	For the Six Months Ended June 30,
SUMMARY INCOME STATEMENTS	2015	2014	% Change
Interest income	$88,934	$74,351	19.6%
Interest expense	12,131	9,736	24.6%
Net interest income	76,803	64,615	18.9%
Provision for loan losses	411	4,701	-91.3%
Net interest income after provision for loan losses	76,392	59,914	27.5%
Non-interest income	14,993	10,930	37.2%
Non-interest expense	63,390	54,283	16.8%
Income before income tax expense	27,995	16,561	69.0%
Income tax expense	8,223	3,944	108.5%
Net income	$19,772	$12,617	56.7%

PER SHARE DATA
Earnings per share, basic	$0.61	$0.45
Earnings per share, diluted	0.60	0.45
Operating earnings per share, diluted (1)	0.68	0.54
Tangible common book value per share (1)	9.87	8.90

Period-end common shares outstanding	32,589	29,721
Weighted average participating common shares:
Basic	32,633	28,095
Diluted	32,704	28,232

PERFORMANCE RATIOS
Return on average assets	0.96%	0.76%
Operating return on average assets (1)	1.09%	0.92%
Return on average common equity	10.04%	8.30%
Return on average tangible common equity (1)	13.37%	10.15%
Operating return on average tangible common equity (1)	15.01%	12.18%
Net interest margin (FTE)	4.32%	4.57%
Average equity to average assets	9.59%	9.12%
Allowance for loan losses as a % of portfolio loans	0.94%	1.13%
Allowance for originated loans as a % of originated portfolio loans	1.13%	1.37%
Nonperforming assets to total assets, end of period	1.37%	2.34%
Originated nonperforming assets to total assets, end of period	0.79%	1.03%
Annualized net charge-offs (recoveries) to total average portfolio loans	(0.03)%	0.55%

SELECTED FINANCIAL DATA
Gain (loss) on sale of investment securities, net	$45	$(565)
Fair value accretion	10,082	6,437
OREO valuation adjustments, net of FDIC reimbursement	1,634	1,948
Transaction-related expenses	4,083	4,398
Goodwill and other intangible assets, net	82,022	62,406

(1) See Reconciliation of Non-GAAP Financial Measures table for additional details.

PERFORMANCE SUMMARY
BNC BANCORP
(Dollars in thousands, except per share data, shares in thousands)
(Unaudited)

	For the Three Months Ended
SUMMARY INCOME STATEMENTS	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Interest income	$45,047	$43,887	$42,915	$40,876	$38,633
Interest expense	6,314	5,817	5,454	4,736	4,732
Net interest income	38,733	38,070	37,461	36,140	33,901
Provision for loan losses	301	110	1,001	1,304	2,140
Net interest income after provision for loan losses	38,432	37,960	36,460	34,836	31,761
Non-interest income	8,693	6,300	7,785	6,307	5,805
Non-interest expense	31,399	31,991	32,366	29,828	29,512
Income before income tax expense	15,726	12,269	11,879	11,315	8,054
Income tax expense	4,712	3,511	3,374	3,047	1,921
Net income	$11,014	$8,758	$8,505	$8,268	$6,133

Net interest income, as reported	$38,733	$38,070	$37,461	$36,140	$33,901
Fully Taxable-Equivalent ("FTE") adjustment	1,856	1,868	1,915	1,913	1,930
Net interest income, FTE	$40,589	$39,938	$39,376	$38,053	$35,831

PER SHARE DATA
Earnings per share, basic	$0.34	$0.27	$0.28	$0.28	$0.21
Earnings per share, diluted	0.34	0.27	0.28	0.28	0.21

Period-end common shares outstanding	32,589	32,716	32,599	29,475	29,721
Weighted average participating common shares:
Basic	32,585	32,681	30,505	29,472	28,877
Diluted	32,653	32,754	30,599	29,567	29,010

PERFORMANCE RATIOS
Return on average assets	1.06%	0.87%	0.89%	0.89%	0.69%
Operating return on average assets (1)	1.13%	1.04%	1.07%	1.04%	0.95%
Return on average common equity	11.05%	9.01%	9.59%	10.03%	7.31%
Return on average tangible common equity (1)	14.59%	12.12%	12.57%	13.03%	9.21%
Operating return on average tangible common equity (1)	15.58%	14.41%	15.08%	15.17%	12.43%
Net interest margin (FTE)	4.28%	4.37%	4.55%	4.54%	4.54%
Average equity to average assets	9.56%	9.62%	9.23%	8.83%	9.50%
Allowance for loan losses as a % of portfolio loans	0.94%	0.92%	0.99%	1.11%	1.13%
Allowance for originated loans as a % of originated portfolio loans	1.13%	1.15%	1.25%	1.32%	1.37%
Nonperforming assets to total assets, end of period	1.37%	1.61%	1.65%	1.99%	2.34%
Originated nonperforming assets to total assets, end of period	0.79%	0.88%	0.80%	0.90%	1.03%
Annualized net charge-offs (recoveries) to total average portfolio loans	(0.13)%	0.08%	0.13%	0.05%	0.32%

SELECTED FINANCIAL DATA
Gain (loss) on sale of investment securities, net	$(4)	$49	$—	$54	$—
Loss on extinguishment of debt	—	—	613	—	—
Fair value accretion	5,273	4,809	4,867	3,575	2,981
OREO valuation adjustments, net of FDIC reimbursement	820	814	866	1,022	1,313
Transaction-related expenses	1,244	2,839	2,231	2,325	3,601
Goodwill and other intangible assets, net	82,022	82,861	83,701	61,716	62,406

(1) See Reconciliation of Non-GAAP Financial Measures table for additional details.

PERFORMANCE SUMMARY
BNC BANCORP
(Dollars in thousands)
(Unaudited)

	As of
SELECTED BALANCE SHEET DATA	June 30, 2015	December 31, 2014	% Change
Portfolio loans:
Originated loans	$2,394,470	$2,116,441	13.1%
Acquired loans	858,537	958,657	(10.4)%
Allowance for loan losses	(30,635)	(30,399)	0.8%
Net portfolio loans	3,222,372	3,044,699	5.8%
Loans held for sale	36,315	37,280	(2.6)%
Investment securities	557,732	506,382	10.1%
Total interest-earning assets	3,886,910	3,669,857	5.9%
Total assets	4,275,355	4,072,508	5.0%

Deposits:
Non-interest bearing deposits	621,392	534,792	16.2%
Interest-bearing demand and savings	1,586,967	1,657,931	(4.3)%
Time deposits	1,301,616	1,203,674	8.1%
Total deposits	3,509,975	3,396,397	3.3%
Borrowed funds	337,711	261,748	29.0%
Total interest-bearing liabilities	3,226,294	3,123,353	3.3%
Shareholders' equity:
Common equity	395,215	380,206	3.9%
Accumulated other comprehensive income	8,368	10,182	(17.8)%
Total shareholders' equity	403,583	390,388	3.4%

	As of
SELECTED BALANCE SHEET DATA	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Portfolio loans:
Originated loans	$2,394,470	$2,262,601	$2,116,441	$2,021,792	$1,865,024
Acquired loans	858,537	913,236	958,657	741,877	805,275
Allowance for loan losses	(30,635)	(29,351)	(30,399)	(30,722)	(30,129)
Net portfolio loans	3,222,372	3,146,486	3,044,699	2,732,947	2,640,170
Loans held for sale	36,315	25,505	37,280	20,906	23,714
Investment securities	557,732	515,325	506,382	489,263	501,626
Total interest-earning assets	3,886,910	3,778,586	3,669,857	3,354,964	3,282,682
Total assets	4,275,355	4,173,463	4,072,508	3,735,816	3,683,230

Deposits:
Non-interest bearing deposits	621,392	544,189	534,792	482,859	464,682
Interest-bearing demand and savings	1,586,967	1,685,200	1,657,931	1,495,186	1,504,397
Time deposits	1,301,616	1,323,537	1,203,674	1,106,163	1,155,569
Total deposits	3,509,975	3,552,926	3,396,397	3,084,208	3,124,648
Borrowed funds	337,711	195,659	261,748	298,642	209,449
Total interest-bearing liabilities	3,226,294	3,204,395	3,123,353	2,899,990	2,869,415
Shareholders' equity:
Common equity	395,215	389,025	380,206	320,433	318,624
Accumulated other comprehensive income	8,368	10,087	10,182	10,214	8,212
Total shareholders' equity	403,583	399,112	390,388	330,647	326,836

PERFORMANCE SUMMARY
BNC BANCORP
(Dollars in thousands)
(Unaudited)

	For the Three Months Ended
SELECTED AVERAGE BALANCE SHEET DATA	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Portfolio loans	$3,207,771	$3,128,992	$2,877,833	$2,721,425	$2,553,931
Investment securities	513,476	495,587	484,092	491,278	496,221
Total interest-earning assets	3,802,696	3,708,252	3,436,018	3,322,970	3,165,865
Total assets	4,180,690	4,097,199	3,809,989	3,705,918	3,540,758

Deposits:
Non-interest bearing deposits	573,640	532,348	519,062	469,712	402,105
Interest-bearing demand and savings	1,604,713	1,654,989	1,545,039	1,513,574	1,457,797
Time deposits	1,298,247	1,275,326	1,122,956	1,126,903	1,163,864
Total deposits	3,476,600	3,462,663	3,187,057	3,110,189	3,023,766
Borrowed funds	279,140	216,182	246,229	244,341	158,288
Total interest-bearing liabilities	3,182,100	3,146,497	2,914,224	2,884,818	2,779,949
Shareholders' equity	399,868	394,034	351,695	327,138	336,297

	For the Six Months Ended June 30,
SELECTED AVERAGE BALANCE SHEET DATA	2015	2014
Portfolio loans	$3,168,599	$2,421,944
Investment securities	504,581	502,943
Total interest-earning assets	3,755,735	3,023,497
Total assets	4,139,175	3,362,233

Deposits:
Non-interest bearing deposits	553,108	368,945
Interest-bearing demand and savings	1,629,712	1,390,932
Time deposits	1,286,850	1,112,862
Total deposits	3,469,670	2,872,739
Borrowed funds	247,835	161,874
Total interest-bearing liabilities	3,164,397	2,665,668
Shareholders' equity	396,967	306,681

	(Dollars in millions)
LOAN PORTFOLIO MIX	June 30, 2015	March 31, 2015	June 30, 2014
Residential construction	$84.2	$78.0	$42.4
Presold	57.9	49.7	23.7
Speculative	26.3	28.3	18.7
Commercial construction	243.0	176.6	140.6
Residential and commercial A&D	15.5	12.2	11.8
Land	86.4	92.3	93.2
Residential Buildable Lots	26.7	26.9	28.0
Commercial Buildable Lots	23.9	24.6	19.7
Land Held for Development	19.6	23.9	24.8
Raw and Agricultural Land	16.2	16.9	20.7
Commercial Real Estate	1,721.3	1,713.0	1,445.1
Multi-family	96.4	100.2	77.4
Farmland	5.8	4.6	2.9
Owner occupied	626.4	614.7	522.3
Non-owner occupied	992.7	993.5	842.5
Commercial and industrial	219.6	199.0	170.6
Residential mortgage	842.0	867.0	732.8
Consumer	16.5	16.2	17.1
Leases	24.5	21.5	16.7
Total portfolio loans	$3,253.0	$3,175.8	$2,670.3

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
BNC BANCORP
(Dollars in thousands, except per share data, shares in thousands)
(Unaudited)

	For the Three Months Ended
Operating Earnings per Share, Diluted (1)	June 30, 2015	March 31, 2015	June 30, 2014
Net income (GAAP)	$11,014	$8,758	$6,133
Add: Transaction-related charges, net of tax	784	1,789	2,269
Less: Gain (loss) on sale of investment securities, net of tax	(3)	31	—
Operating earnings (non-GAAP)	11,801	10,516	8,402

Weighted average fully diluted shares outstanding	32,653	32,754	29,010

Operating earnings per share, diluted (non-GAAP)	$0.36	$0.32	$0.29

	For the Six Months Ended June 30,
Operating Earnings per Share, Diluted (1)	2015	2014
Net income (GAAP)	$19,772	$12,617
Add: Transaction-related charges, net of tax	2,572	2,771
Less: Gain (loss) on sale of investment securities, net of tax	28	(356)
Insurance settlement, net of tax	—	484
Operating earnings (non-GAAP)	22,316	15,260

Weighted average fully diluted shares outstanding	32,704	28,232

Operating earnings per share, diluted (non-GAAP)	$0.68	$0.54

	For the Three Months Ended
Adjusted Non-interest Expense (1)	June 30, 2015	March 31, 2015	June 30, 2014
Non-interest expense (GAAP)	$31,399	$31,991	$29,512
Less: Transaction-related expenses	1,244	2,839	3,601
Adjusted non-interest expense (non-GAAP)	$30,155	$29,152	$25,911

	For the Six Months Ended June 30,
Adjusted Non-interest Expense (1)	2015	2014
Non-interest expense (GAAP)	$63,390	$54,283
Less: Transaction-related expenses	4,083	4,398
Adjusted non-interest expense (non-GAAP)	$59,307	$49,885

	As of June 30,
Tangible Common Book Value per Share (2)	2015	2014
Shareholders' equity (GAAP)	$403,583	$326,836
Less: Intangible assets	82,022	62,406
Tangible common shareholders equity (non-GAAP)	321,561	264,430

Common shares outstanding	32,589	29,721

Tangible common book value per share (non-GAAP)	$9.87	$8.90

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
BNC BANCORP
(Dollars in thousands, except per share data, shares in thousands)
(Unaudited)

	For the Three Months Ended
Return on Average Tangible Common Equity (2)	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Net income (GAAP)	$11,014	$8,758	$8,505	$8,268	$6,133
Plus: Amortization of intangibles, net of tax	529	529	453	435	354
Tangible net income available to common shareholders (non-GAAP)	11,543	9,287	8,958	8,703	6,487

Average common shareholders equity	399,868	394,034	351,695	327,138	336,297
Less: Average intangible assets	82,431	83,279	68,954	62,101	53,826
Average tangible common shareholders' equity (non-GAAP)	317,437	310,755	282,741	265,037	282,471

Return on average tangible common equity (non-GAAP)	14.59%	12.12%	12.57%	13.03%	9.21%

	For the Six Months Ended June 30,
Return on Average Tangible Common Equity (2)	2015	2014
Net income (GAAP)	$19,772	$12,617
Plus: Amortization of intangibles, net of tax	1,058	586
Tangible net income available to common shareholders (non-GAAP)	20,830	13,203

Average common shareholders equity	396,967	306,681
Less: Average intangible assets	82,853	44,353
Average tangible common shareholders' equity (non-GAAP)	314,114	262,328

Return on average tangible common equity (non-GAAP)	13.37%	10.15%

	For the Three Months Ended
Operating Return on Average Assets (1)	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Net income (GAAP)	$11,014	$8,758	$8,505	$8,268	$6,133
Plus: Transaction-related expenses, net of tax	784	1,789	1,406	1,464	2,269
Loss on extinguishment of debt, net of tax	—	—	386	—	—
Less: Gain (loss) on sale of investment securities, net of tax	(3)	31	—	34	—
Insurance settlement, net of tax	—	—	—	—	—
Operating earnings (non-GAAP)	11,801	10,516	10,297	9,698	8,402

Average assets	4,180,690	4,097,199	3,809,989	3,705,918	3,540,758

Operating return on average assets (non-GAAP)	1.13%	1.04%	1.07%	1.04%	0.95%

	For the Six Months Ended June 30,
Operating Return on Average Assets (1)	2015	2014
Net income (GAAP)	$19,772	$12,617
Plus: Transaction-related expenses, net of tax	2,572	2,771
Less: Gain (loss) on sale of investment securities, net of tax	28	(356)
Insurance settlement, net of tax	—	484
Operating earnings (non-GAAP)	22,316	15,260

Average assets	4,139,175	3,362,232

Operating return on average assets (non-GAAP)	1.09%	0.92%

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
BNC BANCORP
(Dollars in thousands, except per share data, shares in thousands)
(Unaudited)

	For the Three Months Ended
Operating Return on Average Tangible Common Equity (1)	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Net income (GAAP)	$11,014	$8,758	$8,505	$8,268	$6,133
Plus: Amortization of intangibles, net of tax	529	529	453	435	354
Transaction-related expenses, net of tax	784	1,789	1,406	1,464	2,269
Loss on extinguishment of debt, net of tax	—	—	386	—	—
Less: Gain (loss) on sale of investment securities, net of tax	(3)	31	—	34	—
Operating tangible net income available to common shareholders (non-GAAP)	12,330	11,045	10,750	10,133	8,756

Average common shareholders equity	399,868	394,034	351,695	327,138	336,297
Less: Average intangible assets	82,431	83,279	68,954	62,101	53,826
Average tangible common shareholders' equity (non-GAAP)	317,437	310,755	282,741	265,037	282,471

Operating return on average tangible common equity (non-GAAP)	15.58%	14.41%	15.08%	15.17%	12.43%

	For the Six Months Ended June 30,
Operating Return on Average Tangible Common Equity (1)	2015	2014
Net income (GAAP)	$19,772	$12,617
Plus: Amortization of intangibles, net of tax	1,058	586
Transaction-related expenses, net of tax	2,572	2,771
Loss on extinguishment of debt, net of tax	—	—
Less: Gain (loss) on sale of investment securities, net of tax	28	(356)
Insurance settlement, net of tax	—	484
Operating tangible net income available to common shareholders (non-GAAP)	23,374	15,846

Average common shareholders equity	396,967	306,681
Less: Average intangible assets	82,853	44,353
Average tangible common shareholders' equity (non-GAAP)	314,114	262,328

Operating return on average tangible common equity (non-GAAP)	15.01%	12.18%

(1) Management uses these measures in their analysis of the Company's performance and believes these measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods, as well as demonstrating the effects of significant gains and charges.
(2) Management believes investors use this measure to evaluate the Company's performance.